                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        September 15, 2000
                                                             ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
  --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
                   CHEVY CHASE MASTER CREDIT CARD TRUST II))

   Laws of the United States                    33-99334                         51-0269396
 -------------------------------                --------                         ----------
 (State or other jurisdiction of      (Commission File Number)        (IRS Employer Identification
 incorporation or organization)                                                    Number)


 201 North Walnut Street, Wilmington, Delaware                                         19801
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 (Address of principal executive offices)                                           (Zip Code)


                    302/594-4117
 --------------------------------------------------------
 Registrant's telephone number, including area code

                                              N/A
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 (Former name, former address and former fiscal year, if changed since last report)

Item 7.       Financial Statements and Exhibits

        (c)   Exhibits.

              The following exhibits are filed as a part of this report:

              99.1   Monthly Certificateholders' Statement for Series 1995-A

              99.2   Monthly Statement to Certificateholders for Series 1995-A

              99.3   Monthly Certificateholders' Statement for Series 1995-C

              99.4   Monthly Statement to Certificateholders for Series 1995-C

              99.5   Monthly Certificateholders' Statement for Series 1996-A

              99.6   Monthly Statement to Certificateholders for Series 1996-A

              99.7   Monthly Certificateholders' Statement for Series 1996-C

              99.8   Monthly Statement to Certificateholders for Series 1996-C

              99.9   Monthly Certificateholders' Statement for Series 1998-A

              99.10  Monthly Statement to Certificateholders for Series 1998-A

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, NATIONAL ASSOCIATION
                              As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                              By:  /s/ Tracie H. Klein
                                   ---------------------------------
                                   Name:   Tracie H. Klein
                                   Title:  First Vice President



Date:  September 15, 2000
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                                 Exhibit Index


Exhibit No.                        Description                          Page

99.1        Monthly Certificateholders' Statement for Series 1995-A

99.2        Monthly Statement to Certificateholders for Series 1995-A

99.3        Monthly Certificateholders' Statement for Series 1995-C

99.4        Monthly Statement to Certificateholders for Series 1995-C

99.5        Monthly Certificateholders' Statement for Series 1996-A

99.6        Monthly Statement to Certificateholders for Series 1996-A

99.7        Monthly Certificateholders' Statement for Series 1996-C

99.8        Monthly Statement to Certificateholders for Series 1996-C

99.9        Monthly Certificateholders' Statement for Series 1998-A

99.10       Monthly Statement to Certificateholders for Series 1998-A